EXHIBIT (24)


                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 L. David Carley

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds and/or other debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds and other debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of June, 1997.

                                      /s/ L. David Carley
                                      L. David Carley

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Rockne G. Flowers

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds and/or other debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds and other debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of June, 1997.

                                      /s/ Rockne G. Flowers
                                      Rockne G. Flowers

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Donald R. Haldeman

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds and/or other debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds and other debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of June, 1997.

                                      /s/ Donald R. Haldeman
                                      Donald R. Haldeman

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds and/or other debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds and other debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of June, 1997.

                                      /s/ Katharine C. Lyall
                                      Katharine C. Lyall

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Arnold M. Nemirow

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds and/or other debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds and other debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of June, 1997.

                                      /s/ Arnold M. Nemirow
                                      Arnold M. Nemirow

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Milton E. Neshek

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds and/or other debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds and other debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of June, 1997.

                                      /s/ Milton E. Neshek
                                      Milton E. Neshek

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Henry C. Prange

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds and/or other debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds and other debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of June, 1997.

                                       /s/ Henry C. Prange
                                      Henry C. Prange

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds and/or other debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds and other debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of June, 1997.

                                      /s/ Judith D. Pyle
                                      Judith D. Pyle

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Carol T. Toussaint

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds and/or other debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds and other debt securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of June, 1997.

                                      /s/ Carol T. Toussaint
                                      Carol T. Toussaint